UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 26, 2012

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address of principal executive offices)

(86-755) 6188-6818, ext 6856
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.03           Material Modifications to Rights of Security Holders.

The disclosure set forth under Items 5.03 and 8.01 below is incorporated herein by reference.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

China BAK Battery, Inc. (the “Company”) has filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (the “Certificate of Change”) with the Secretary of State of the State of Nevada to effect a one (1)-for-five (5) reverse stock split (the “Reverse Split”) of the authorized and issued and outstanding shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”). Pursuant to the Certificate of Change, the Reverse Split became effective at 5:00 a.m. Pacific Daylight Time on October 26, 2012 (the “Effective Time”).

The Reverse Split was duly approved by the Board of Directors of the Company without shareholder approval, in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes. At the Effective Time, the Company’s Articles of Incorporation was also amended and the authorized number of shares of the Company’s Common Stock was accordingly decreased from one hundred million (100,000,000) shares to twenty million (20,000,000) shares.

Pursuant to the Certificate of Change, holders of the Company’s Common Stock will be deemed to hold one (1) post-split share of the Company’s Common Stock for every five (5) shares of the Company’s issued and outstanding Common Stock held immediately prior to the Effective Time. No fractional shares of the Company’s Common Stock will be issued in connection with the Reverse Split. Stockholders who are entitled to a fractional post-split share will receive in lieu thereof one (1) whole post-split share.

Item 8.01             Other Events.

At the market opening on October 26, 2012, the Company’s Common Stock began trading on the NASDAQ Stock Market on a split-adjusted basis. The Company’s Common Stock will continue to trade under the symbol “CBAK.” The Company’s Common Stock will trade under a new CUSIP number 16936Y209.

On October 26, 2012, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.209 filed by the Company on October 22, 2012
99.1	Press Release, dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012	CHINA BAK BATTERY, INC.

	By:	/s/ Xiangqian Li
Xiangqian Li
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.209 filed by the Company on October 22, 2012
99.1	Press Release, dated October 26, 2012